[CLIP ART]                                                            [CLIP ART]

                                    Municipal
                                   High Income
                                    Fund Inc.

                                [GRAPHIC OMITTED]

                                                                     Semi-Annual
                                                                       Report

                                                                     [CLIP ART]

                                                                        April
                                                                      30, 2000

===================================[CLIP ART]===================================

                         Municipal High Income Fund Inc.

Dear Shareholder:

      We are pleased to provide the semi-annual report for the Municipal High Income Fund Inc. ("Fund") for the period ended April 30, 2000. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy.(1) A detailed summary of the Fund's performance and holdings can be found in the appropriate sections that follow. We hope you find this report useful and informative.

      The table below shows the annualized distribution rates and total returns based on the Fund's April 30, 2000 net asset value ("NAV")(2) per share and its New York Stock Exchange ("NYSE") closing price.

          Price                       Annualized                 Six-Month
        Per Share                  Distribution Rate(3)        Total Return(3)
        ---------                  --------------------        ---------------
      $8.74 (NAV)                        6.66%                      0.87%
      $7.688 (NYSE)                      7.57%                     (0.18)%

      Over the six-month period covered by this report, the Fund paid income dividends totaling $0.29 per share and posted a total return of 0.87% on NAV. In comparison, the Fund's Lipper, Inc. peer group returned a negative 0.23% based on NAV for the same period. (Lipper, Inc. is a major independent fund tracking organization.)

----------
(1) The information provided herin represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the portfolio.

(2) The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund, plus all other assets. This result (total net assets) is divided by the total number of shares outstanding. The NAVfluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which the investor buys or sells shares of the Fund is its market (NYSE) price as determined by supply and demand.

(3) Total returns are based on changes in NAV and the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in the above chart. This annualized distribution rate assumes a current monthly income dividend rate of $0.0485 for twelve months. This rate is as of May 31, 2000 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAVor the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you received from your fund investment. Past performance is not indicative of future results.


                                       1
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

===================================[CLIP ART]===================================

      Market and Economic Overview

      The bond markets have changed dramatically over the past several years. In our view, one central theme of this change, which began following the Asian crisis in 1997, is that the capital markets can no longer rely on the U.S. Treasury markets to provide a near-perfect "benchmark" of trends in interest rates. Before the Asian crisis, the capital markets relied on the U.S. Treasury market as a measure to determine what bonds "should" yield.

      Under these changing conditions, it may therefore be more difficult for the Federal Reserve Board ("Fed") to moderate the growth of the economy, since long-term interest rates may not rise as the Fed puts upward pressure on short-term rates. The shape of the U.S. Treasury curve just six months ago was fairly "normal". (A normal yield curve depicts a relationship whereby bonds with longer maturities have higher yields than bonds with shorter maturities.) Usually longer-term bonds are more volatile than shorter-term bonds because more risk is associated with bonds of longer maturities.

      As of May 8, 2000, yields on longer-term bonds were depressed by a growing bond shortage, as well as by expectations that the Fed may ultimately be successful in slowing the economy and diffusing inflationary pressures. The result is a negatively sloped yield curve for U.S. Treasuries - instead of the usual upward-sloping curve, with yields rising steadily along with the maturity of Treasury bonds, the highest yields have been for shorter-term bonds.

      The U.S. economy continues to generate remarkable non-inflationary growth. The Fed has increased short-term interest rates five times in the last ten months by a total of 125 basis points (or 1.25%).(4) (A basis point is 0.01% or one-hundredth of a percent.) The Fed remains committed to keeping pressure on borrowing costs until the U.S. economy slows to levels that keep inflation from accelerating. The question: How much tightening is necessary to slow the economy to levels deemed desirable by the Fed? We think that increases amounting to another 50 to 75 basis points may be sufficient to slow economic growth.

     During the period covered by this report, the municipal bond market performed competitively, particularly in comparison with non-U.S. Treasury taxable fixed-income sectors. While municipals have been unable to keep pace with the decline in yield on U.S. Treasuries, they are clearly less volatile than many taxable bonds which are more susceptible to credit problems and capital market liquidity issues. In our view, the chief challenge facing municipal securities continues to be extremely tight supply. In fact, new issue volume in January 2000 was less than half of that sold in January 1999.

----------
(4) On May 16, 2000, after this letter was written, the Fed raised interest rates 0.50% to 6.50%.


                                       2
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

===================================[CLIP ART]===================================

      While no guarantees can be given, we believe that short- and intermediate-term municipal yields have the potential to slightly increase because of:

      o The expected continuing increases in the federal funds rate, that would put upward pressure on all short-term yields. (The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.)

      o A likely increase in supply, which would be felt most dramatically in the supply of the short end of the yield curve.

      o The yield on municipal bonds with longer maturities are not nearly as attractive as yields offered on short- and intermediate-term taxable bonds.

      The last factor is particularly important in terms of the Fund's current portfolio strategy. While the U.S. Treasury yield curve has an inverted shape, with the highest yields in five years, the municipal yield curve has maintained a sharp positive slope. In fact, the difference in yield between 20- and 30-year municipal bonds is only 10 basis points as of this writing.

Investment Strategy

      The Fund's investment objective is to provide high levels of current income exempt from federal income taxation.(5) We invest primarily in intermediate- and long-term municipal securities. The Fund is allowed to invest up to 100% of its assets in securities rated below investment grade or considered by the manager to be of comparable quality. (Investment grade debt securities are defined as those rated in one of the four highest rating categories by a nationally recognized statistical organization ("NRSRO")). Investing in below investment grade securities involves a substantial risk of loss. These securities are considered speculative because they have a higher risk of default, tend to be less liquid, and may be more difficult to value than investment grade securities.

      In seeking to achieve the Fund's objective, we have sought to maintain broad diversification across a number of investment sectors and to seek municipal securities that have the potential to offer a high yield as well as relative price stability.

      As of April 30, 2000, approximately 26.6% of the Fund's holdings were rated investment grade (BBB/Baa and higher) by either Standard and Poor's Ratings Service or Moody's Investors Service, Inc., and about 3.2% of the Fund's portfolio was invested in triple-A rated bonds, the highest rating.

----------
(5) Please note a portion of the income from the Fund may be subject to the Alternative Minimum Tax ("AMT").


                                       3
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

===================================[CLIP ART]===================================

      With the bond markets likely to remain volatile, we continue to favor an "ease into the market" approach. We tend to favor longer intermediate maturities, where most of the benefits of the steep positive slope of the municipal yield curve can be obtained.

      During the reporting period, we took advantage of rising interest rates to generate additional yield in the Fund. We also wanted to incorporate additional call protection into the Fund by selling off some of our higher coupon bonds with shorter calls, and replacing them with bonds that have a similar high coupon structure, but are not subject to early call. (Callable bonds are redeemable by the issuer before the scheduled maturity under specific conditions and at a stated price, which usually begins at a premium to par and declines annually. Bonds are usually "called" when interest rates fall so significantly that the issuer can save money by floating new bonds at lower rates.)

      One of our objectives in the Fund is to create a built-in income stream for the long-term in a rising interest rates environment. To this end, we have generally focused on investing in securities with high relative credit quality and match our investment objective and offer good call protection, as we believe they offer solid long-term values.

      Moreover, we have a fairly long weighted average life in the portfolio because we believe that the risk of higher inflation at the present time is negligible. In addition, we think our greater emphasis on call protection should provide our shareholders with more consistent income if interest rates do in fact go down.

Municipal Bond Market Outlook

      In light of recent investor confusion and volatility in the fixed-income markets, long-term municipal bond yields have not changed much in several months. This relative stability should be reassuring for investors looking for tax-exempt income, and seeking to ride out bond market volatility (as well as higher volatility in the other major capital markets).

      We believe that Fed monetary policy action should be sufficient to slow the economy without triggering higher inflation. The good news is that the economy's "soft landing" is likely to be at a higher annual growth rate than was previously thought possible due to the possible emergence of a New Economy where technological advances can spur growth without inflationary pressures.


                                       4
================================================================================

===================================[CLIP ART]===================================

      In our opinion, the recent rise in interest rates has created several buying opportunities. Although the bond markets remain unsettled, we maintain our positive outlook for municipal securities for the following reasons:

      o Real municipal yields remains very high by historical standards, representing excellent value in our opinion.

      o Longer intermediate and long maturity yields remain very high relative to taxable counterparts. For example, some bonds are yielding roughly 95% to 100% of similar maturity U.S. Treasuries.

      o The municipal yield curve remains very steeply sloped, even as the U.S. Treasury yield curve is inverted.

      o When capital markets begin to believe that the Fed has achieved its goal of easing growth down to non-inflationary levels, bonds could rally and shortages of bonds with the best coupon structures and call provisions could eventually surface.

      In closing, we thank you for your investment in the Municipal High Income Fund Inc. We look forward to continuing to help you pursue your financial goals in the new century.

Sincerely,


/s/ Heath B. McLendon                  /s/ Peter M. Coffey

Heath B. McLendon                      Peter M. Coffey
Chairman                               Vice President and
                                       Investment Officer

May 8, 2000


                                       5
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

===================================[CLIP ART]===================================

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A more complete description of the Plan begins on page 27. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than 98% of the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of either 98% of the most recently determined NAV per share or 95% of the market price, whichever is greater.

If 98% of the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Fund will buy common stock for your account in the open market or on the New York Stock Exchange.

If the Fund begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the NAV before the purchases are completed, the Fund will attempt to cancel any remaining orders and issue the remaining dividend or distribution in shares at 98% of the Fund's NAV per share. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.

--------------------------------------------------------------------------------


                                       6
================================================================================

[CLIP ART]                                       Municipal High Income Fund Inc.
                                             Schedule of Investments (unaudited)
                                                                  April 30, 2000
================================================================================

 Face
Amount          Rating(a)                     Security                                           Value
==========================================================================================================
Alabama -- 3.4%
  $    85,000     Aaa*     Alabama HFA, Single-Family Housing Revenue,
                               10.500% due 12/1/02 .......................................   $      88,294
    4,000,000     BBB      Butler, AL IDB, Solid Waste Disposal Revenue,
                               (James River Corp. Project), 8.000% due 9/1/28 (b) ........       4,310,000
    1,000,000     CCC      Mobile, AL IDB, Solid Waste Disposal Revenue,
                               (Mobile Energy Services Co. Project), 6.950% due 1/1/20 ...         440,000
    1,000,000     AAA      West Jefferson, AL Amusement & Public Park Authority
                               Revenue, (Visionland Project), (Pre-Refunded -- Escrowed
                               with U.S. government securities to 12/1/06 Call @ 102),
                               8.000% due 12/1/26 ........................................       1,166,250
                                                                                             -------------
                                                                                                 6,004,544
                                                                                             -------------
Arizona -- 1.8%
    1,750,000     B+       Gila County, AZ IDA Revenue, ASARCO Inc.,
                               5.550% due 1/1/27 .........................................       1,362,812
    1,850,000     NR       Phoenix, AZ IDA, Multi-Family Housing Revenue,
                               (Ventana Palms Apartments Project), Series B,
                               8.000% due 10/1/34 ........................................       1,810,688
                                                                                             -------------
                                                                                                 3,173,500
                                                                                             -------------
Arkansas -- 0.6%
    1,000,000     BBB-     Arkansas State Development Finance Authority,
                               Hospital Revenue, Washington Regional Medical Center,
                               7.375% due 2/1/29 .........................................         985,000
                                                                                             -------------
California -- 1.9%
    1,500,000     NR       Barona, CA Band of Mission Indians,
                               8.250% due 1/1/20 .........................................       1,498,125
    1,865,000     Ba2*     Vallejo, CA Certificates of Participation, Touro University,
                               7.375% due 6/1/29 .........................................       1,832,362
                                                                                             -------------
                                                                                                 3,330,487
                                                                                             -------------
Colorado -- 2.7%
    2,000,000     NR       Colorado Health Facilities Authority Revenue, (Beth Israel at
                               Shalom Park Project), 7.250% due 12/15/25 .................       2,005,000
                           Denver, CO City & County Airport Revenue, Series A:
    1,505,000     A            8.500% due 11/15/23 (b) ...................................       1,557,600
    1,175,000     A            8.000% due 11/15/25 (b) ...................................       1,217,594
                                                                                             -------------
                                                                                                 4,780,194
                                                                                             -------------
Connecticut -- 1.9%
                           Connecticut State Development Authority:
    1,735,000     NR           Aquarium Project Revenue, (Mystic Marinelife Aquarium
                                 Project), Series A, 7.000% due 12/1/27 ..................       1,737,169

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                  April 30, 2000
================================================================================

 Face
Amount          Rating(a)                     Security                                           Value
==========================================================================================================
Connecticut -- 1.9% (continued)
  $ 1,500,000     NR       Health Care Revenue, (Independent Living Project),
                               (Pre-Refunded-- Escrowed with state & local
                               government securities to 7/1/03 Call @ 102),
                               Series B, 8.000% due 7/1/17 ...............................   $   1,636,875
                                                                                             -------------
                                                                                                 3,374,044
                                                                                             -------------
Delaware -- 0.5%
    1,000,000     NR       Sussex County, DE Assisted Living Facility Revenue,
                               (Heritage at Milford Project), 7.250% due 7/1/29 ..........         915,000
                                                                                             -------------
Florida -- 4.1%
    2,000,000     NR       Florida Housing Finance Corp., Multi-Family Housing
                               Revenue, (Whistlers Cove Apartment Project),
                               6.500% due 1/1/39 (b) .....................................       1,825,000
    2,750,000     NR       Hillsborough County, FL IDA Revenue, (Lakeshore Villas
                               Project), Series A, 6.750% due 7/1/29 .....................       2,461,250
      875,000     NR       Homestead, FL IDR, Community Rehabilitation Providers
                               Program, Series A, 7.950% due 11/1/18 .....................         905,625
    2,000,000     BBB-     Martin County, FL IDA, IDR, (Indiantown Cogeneration
                               Project), Series A, 7.875% due 12/15/25 (b) ...............       2,010,000
                                                                                             -------------
                                                                                                 7,201,875
                                                                                             -------------
Georgia -- 5.1%
    1,500,000     NR       Atlanta, GA Urban Residential Finance Authority, Multi-Family
                               Housing Revenue, Park Place Apartments, Series A,
                               6.750% due 3/1/31 .........................................       1,381,875
    2,000,000     NR       Clayton County, GA Development Authority Revenue,
                               Senior Care Group Inc., (Bayberry Project), Series A,
                               6.750% due 7/1/29 .........................................       1,732,500
    3,000,000     NR       Forsyth County, GA Hospital Authority, Revenue Anticipation
                               Certificates, (Baptist Health Care System Project),
                               6.375% due 10/1/28 ........................................       2,486,250
    1,000,000     NR       Gainesville & Hall County, GA Development Authority Revenue,
                               Senior Living Facility, Lanier Village, Series C,
                               7.250% due 11/15/29 .......................................         957,500
    1,435,000     NR       Savannah, GA EDA Revenue, Marshview Inn, Series A,
                               7.125% due 7/1/29 .........................................       1,320,200
    1,000,000     NR       Walton County, GA IDA, IDR, (Walton Manufacturing Co.
                               Project), 8.500% due 9/1/07 ...............................       1,061,250
                                                                                             -------------
                                                                                                 8,939,575
                                                                                             -------------
Illinois -- 1.5%
    6,750,000     AAA      Chicago, IL Board of Education, Capital Appreciation GO,
                               (School Reform Project), Series B-1, FGIC-Insured,
                               zero coupon bond to yield 5.214% due 12/1/31 ..............         970,312

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                  April 30, 2000
================================================================================

 Face
Amount          Rating(a)                     Security                                           Value
==========================================================================================================
Illinois -- 1.5% (continued)
  $ 2,000,000     A-       Illinois Development Finance Authority, Hospital Revenue,
                               Adventist Health System/Sunbelt Obligation Group,
                               5.500% due 11/15/29 .......................................   $   1,577,500
                                                                                             -------------
                                                                                                 2,547,812
                                                                                             -------------
Indiana -- 2.5%
    2,500,000     BB       East Chicago, IN PCR, (Inland Steel Co. Project No. 10),
                               6.800% due 6/1/13 .........................................       2,390,625
    1,000,000     B+       Indiana State Development Finance Authority, PCR,
                               (Inland Steel Co. Project No. 13), 7.250% due 11/1/11 (b) .         972,500
    1,000,000     NR       Indianapolis, IN Multi-Family Revenue, (Lake Nora Fox Club
                               Project), Series B, 7.500% due 10/1/29 ....................         958,750
                                                                                             -------------
                                                                                                 4,321,875
                                                                                             -------------
Kentucky -- 2.2%
    2,310,000     NR       Jefferson County, KY Student Housing Individual Building
                               Revenue, Collegiate Housing Foundation, Series A,
                               7.000% due 9/1/19 .........................................       2,240,700
    1,500,000     BBB-     Kenton County, KY Airport Board Revenue, (Delta Airlines
                               Project), Series A, 7.500% due 2/1/20 (b) .................       1,541,250
                                                                                             -------------
                                                                                                 3,781,950
                                                                                             -------------
Louisiana -- 5.2%
    1,200,000     A3*      Lake Charles, LA Harbor & Terminal District, Port Facilities
                               Revenue, (Trunkline LNG Co. Project), 7.750% due 8/15/22 ..       1,284,000
    2,000,000     NR       Louisiana Local Government Environmental Facilities,
                               Community Development Authority Revenue, St. James
                               Place, Series A, 8.000% due 11/1/25 .......................       1,995,000
                           Port of New Orleans, LA IDR:
                               Avondale Industries, Inc. Project:
    1,400,000     NR             8.250% due 6/1/04 .......................................       1,492,750
    3,000,000     NR             8.500% due 6/1/14 .......................................       3,266,250
    1,000,000     CC           Continental Grain Co. Project, 7.500% due 7/1/13 ..........         991,250
                                                                                             -------------
                                                                                                 9,029,250
                                                                                             -------------
Maine -- 0.0%
                           Maine State Housing Authority, Mortgage Purchase Revenue:
       15,000     AA           Series C-2, 7.000% due 11/15/32 (b) .......................          15,412
       20,000     AA           Series D-1, 8.300% due 11/15/28 (b) .......................          20,132
                                                                                             -------------
                                                                                                    35,544
                                                                                             -------------
Maryland -- 1.7%
    3,000,000     NR       Maryland State Economic Development Corporate Revenue,
                               Chesapeake Bay, Series A, 7.730% due 12/1/27 ..............       2,940,000
                                                                                             -------------

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                  April 30, 2000
================================================================================

 Face
Amount          Rating(a)                     Security                                           Value
==========================================================================================================
Massachusetts -- 10.7%
  $ 1,000,000     NR       Boston, MA Industrial Development Financing Authority
                               Revenue, (Roundhouse Hospitality LLC Project),
                               7.875% due 3/1/25 (b) .....................................   $     998,750
    1,000,000     NR       Massachusetts State Development Finance Agency Revenue,
                               Alliance Health Care Facility, Series A,
                               7.100% due 7/1/32 .........................................         917,500
                           Massachusetts State Health & Educational Facilities
                               Authority Revenue:
    1,000,000     AAA            Beth Israel Deaconess Medical Center, Series G-4,
                                   AMBAC-Insured, Variable Rate INFLOS,
                                   7.508% due 7/1/25 (c) .................................         943,750
    1,000,000     BBB            Caritas Christi Obligation Group, Series A,
                                   5.625% due 7/1/20 .....................................         803,750
    1,250,000     Ba2*           Saint Memorial Medical Center Project, Series A,
                                   6.000% due 10/1/23 ....................................         981,250
    1,920,000     Aa3*     Massachusetts State HFA, Single-Family Housing Revenue,
                               Series 38, 7.200% due 12/1/26 (b) .........................       1,960,800
                           Massachusetts State Industrial Finance Agency Revenue:
    2,000,000     NR           Assisted Living Facility, (Marina Bay LLC Project),
                                 7.500% due 12/1/27 (b) ..................................       1,972,500
                               Chestnut Knoll Project, Series A:
    2,250,000     NR             5.500% due 2/15/18 ......................................       1,808,438
      500,000     NR             5.625% due 2/15/25 ......................................         390,000
                               Resource Recovery, (SEMASS Partnership Project):
    1,700,000     NR             Series A, 9.000% due 7/1/15 .............................       1,808,375
    5,840,000     NR             Series B, 9.250% due 7/1/15 (b) .........................       6,219,600
                                                                                             -------------
                                                                                                18,804,713
                                                                                             -------------
Michigan -- 3.5%
    2,000,000     BB-      Detroit, MI Local Development Finance Authority,
                               Tax Increment, Series A, 5.500% due 5/1/21 ................       1,760,000
                           Garden City, MI Hospital Finance Authority, Hospital Revenue,
                               Garden City Hospital Obligation Group, Series A:
    2,000,000     Ba3*           5.625% due 9/1/10 .......................................       1,712,500
    1,000,000     Ba3*           5.750% due 9/1/17 .......................................         808,750
    2,000,000     NR       Michigan State Strategic Fund, Resource Recovery Limited
                               Obligation Revenue, Central Wayne Energy Recovery LP,
                               Series A, 6.900% due 7/1/19 (b) ...........................       1,832,500
                                                                                             -------------
                                                                                                 6,113,750
                                                                                             -------------
Minnesota -- 1.0%
    2,000,000     NR       Sartell, MN Health Care & Housing Facilities Revenue,
                               (Foundation for Healthcare Project), Series A,
                               6.500% due 9/1/16 .........................................       1,785,000
                                                                                             -------------

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                  April 30, 2000
================================================================================

 Face
Amount          Rating(a)                     Security                                           Value
==========================================================================================================
Montana -- 2.4%
  $ 4,530,000     NR       Montana State Board of Investment Resource Recovery
                               Revenue, (Yellowstone Energy LP Project),
                               7.000% due 12/31/19 (b) ...................................   $   4,280,850
                                                                                             -------------
New Hampshire -- 0.8%
    1,000,000     BBB-     New Hampshire Higher Educational & Health Facilities
                               Authority Revenue, New Hampshire College,
                               6.375% due 1/1/27 .........................................         892,500
      500,000     BBB-     New Hampshire State Business Finance Authority, PCR,
                               (Public Service Co. of New Hampshire), Series D,
                               Remarketed 5/1/98, 6.000% due 5/1/21 (b) ..................         460,625
                                                                                             -------------
                                                                                                 1,353,125
                                                                                             -------------
New Jersey -- 6.4%
    3,000,000     B1*      Camden County, NJ Improvement Authority Revenue, (Health
                               Care  Redevelopment Project-- Cooper Health System),
                               5.875% due 2/15/15 ........................................       2,152,500
    1,000,000     NR       New Jersey EDA, Healthcare Facility Revenue, (Sayreville
                               Senior Living Project), Series A, 6.375% due 4/1/29 .......         837,500
                           New Jersey Health Care Facilities Financing Authority Revenue:
                               Palisades Medical Center Obligation Group:
      735,000     Baa3*          7.600% due 7/1/21 .......................................         738,675
    1,150,000     Aaa*           Pre-Refunded-- Escrowed with U.S. government
                                   securities to 7/1/02 Call @ 102, 7.600% due 7/1/21 ....       1,233,375
    2,000,000     NR           Raritan Bay Medical Center, 7.250% due 7/1/27 .............       1,780,000
    3,000,000     BBB-         Trinitas Hospital Obligation Group, 7.500% due 7/1/30 .....       3,003,750
    1,450,000     NR       New Jersey State Educational Facilities Authority Revenue,
                               Fairleigh Dickinson University, Series C, 6.625% due 7/1/23       1,422,812
                                                                                             -------------
                                                                                                11,168,612
                                                                                             -------------
New Mexico -- 0.3%
      510,000     AAA      New Mexico Mortgage Finance Authority, Single-Family
                               Mortgage Program, Series B, FHA-Insured,
                               8.300% due 3/1/20 (b) .....................................         529,125
                                                                                             -------------
New York -- 2.8%
    1,900,000     NR       Monroe County, NY IDR Agency, (Empire Sports Project),
                               Series A, 6.250% due 3/1/28 ...............................       1,607,875
    1,500,000     NR       New York City, NY IDA, Civic Facility Revenue,
                               7.500% due 8/1/26 .........................................       1,498,125
                           Suffolk County, NY Industrial Development Agency,
                               Civic Facility Revenue, Southampton Hospital Association:
    1,000,000     NR             Series A, 7.250% due 1/1/20 .............................         930,000
    1,000,000     NR             Series B, 7.625% due 1/1/30 .............................         951,250
                                                                                             -------------
                                                                                                 4,987,250
                                                                                             -------------

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                  April 30, 2000
================================================================================

 Face
Amount          Rating(a)                     Security                                           Value
==========================================================================================================
North Carolina -- 2.9%
  $ 3,000,000     NR       Charlotte, NC Special Facilities Revenue, Charlotte/Douglas
                               International Airport, 5.600% due 7/1/27 (b) ..............   $   2,272,500
                           North Carolina Medical Care Commission:
                               Health Care Facilities Revenue, First Mortgage,
                                 (De Paul Community Facilities Project):
    1,440,000     NR               6.125% due 1/1/28 .....................................       1,180,800
    1,000,000     NR               7.625% due 11/1/29 ....................................         960,000
      800,000     Baa1*        Hospital Revenue, Halifax Regional Medical Center Inc.,
                                 5.000% due 8/15/24 ......................................         593,000
                                                                                             -------------
                                                                                                 5,006,300
                                                                                             -------------
Ohio -- 1.8%
    1,000,000     NR       Cuyahoga County, OH Health Care Facilities Revenue, Judson
                               Retirement Community, Series A, 7.250% due 11/15/18 .......        973,750
                           Montgomery County, OH Health Systems Revenue, Series B-1:
      465,000     AAA          Pre-Refunded-- Escrowed with state & local government
                                 securities to 7/1/06 Call @ 102, 8.100% due 7/1/18 ......         526,031
    1,035,000     AAA          Unrefunded, 8.100% due 7/1/18 .............................       1,204,481
    1,250,000     NR       Ohio State Solid Waste Revenue, Republic Engineered
                               Steels Inc., 9.000% due 6/1/21 (b) ........................         487,500
                                                                                             -------------
                                                                                                 3,191,762
                                                                                             -------------
Oklahoma -- 0.9%
    2,000,000     BBB      Oklahoma Development Finance Authority Revenue, Hillcrest
                               Healthcare System, Series A, 5.625% due 8/15/29 ...........       1,552,500
                                                                                             -------------
Oregon -- 1.0%
    2,000,000     NR       Washington County, OR Housing Authority Revenue,
                               Affordable Housing  Pool, Series A, 6.125% due 7/1/29 .....       1,772,500
                                                                                             -------------
Pennsylvania -- 11.8%
    2,200,000     B        Allegheny County, PA IDA, Airport Special Facilities Revenue,
                               (USAir Inc. Project), Series B, 8.500% due 3/1/21 (b) .....       2,299,000
                           Beaver County, PA IDA, PCR:
    2,500,000     BB+          Cleveland Electric Illuminating Co. Project,
                                 7.625% due 5/1/25 .......................................       2,637,500
    2,000,000     BB+          Toledo Edison Co. Project, 7.625% due 5/1/20 ..............       2,130,000
    3,000,000     NR       Dauphin County, PA General Authority Revenue, Hotel &
                               Conference Center, Hyatt Regency, 6.200% due 1/1/29 .......       2,673,750
    2,500,000     A        Luzerne County, PA IDA, Exempt Facilities Revenue,
                               (Pennsylvania Gas & Water Co. Project), Series B,
                               7.125% due 12/1/22 (b) ....................................       2,628,125

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                  April 30, 2000
================================================================================

 Face
Amount          Rating(a)                     Security                                           Value
==========================================================================================================
Pennsylvania -- 11.8% (continued)
  $ 2,840,000     NR       Montgomery County, PA Higher Education & Health
                               Authority Revenue, Temple Continuing Care Center,
                               6.625% due 7/1/19 .........................................   $   2,516,950
      365,000     NR       Northumberland County, PA IDA, IDR, (Beverly Enterprises Inc.
                               Project), 6.875% due 2/1/03 ...............................         364,960
    1,000,000     NR       Philadelphia, PA Authority for Industrial Development Revenue,
                               (Host Marriott LP Project), Remarketed 10/31/95,
                               7.750% due 12/1/17 (b) ....................................       1,055,000
                           Scranton-Lackawanna, PA Health & Welfare Authority Revenue,
                               (Moses Taylor Hospital Project):
    1,905,000     BBB-           6.150% due 7/1/14 .......................................       1,681,162
    3,050,000     BBB-           6.250% due 7/1/20 .......................................       2,611,563
                                                                                             -------------
                                                                                                20,598,010
                                                                                             -------------
Puerto Rico -- 0.8%
    1,750,000     BBB-     Puerto Rico Industrial Tourist Educational, Medical &
                               Environmental Control Facilities, (Mennonite General
                               Hospital Project), Series A, 5.625% due 7/1/27 ............       1,391,250
                                                                                             -------------
South Carolina -- 2.2%
                           Connector 2000 Association Inc., SC Toll Road Revenue:
                               Series B:
    3,100,000     BBB-           Zero coupon bond to yield 7.956% due 1/1/27 .............         399,125
    7,750,000     BBB-           Zero coupon bond to yield 8.150% due 1/1/34 .............         581,250
    2,000,000     BBB-         Southern Connector Project, Series A, 5.375% due 1/1/38 ...       1,445,000
      685,000     NR       Florence County, SC IDR, Stone Container Corp.,
                               7.375% due 2/1/07 .........................................         703,838
      755,000     NR       McCormick County, SC COP, 9.750% due 7/1/09 ...................         756,163
                                                                                             -------------
                                                                                                 3,885,376
                                                                                             -------------
South Dakota -- 1.0%
    1,820,000     NR       Oglala Sioux Tribe, SD Pine Ridge County, Revenue Bonds,
                               7.500% due 7/1/13 .........................................       1,822,275
                                                                                             -------------
Tennessee -- 0.7%
    1,415,000     NR       Shelby County, TN Health, Educational & Housing Facilities
                               Board Revenue, Multi-Family Housing, (Hedgerow
                               Apartments Project), 6.875% due 7/1/36 ....................       1,298,262
                                                                                             -------------
Texas -- 7.8%
      615,000     A2*      El Paso, TX Housing Finance Corp., Single-Family Mortgage
                               Revenue, Series A, FHA/VA-Insured, 8.750% due 10/1/11 .....         653,438
    2,000,000     Ba2*     El Paso, TX International Airport Revenue, Special Facilities,
                               (Marriott Corp. Project), 7.750% due 3/1/12 ...............       2,057,500

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                  April 30, 2000
================================================================================

 Face
Amount          Rating(a)                     Security                                           Value
==========================================================================================================
Texas -- 7.8% (continued)
  $ 3,000,000     Ba1*     Houston, TX Airport Systems Revenue, Special
                               Facilities, Continental Airlines Inc., Series C,
                               6.125% due 7/15/27 (b) ....................................   $   2,632,500
    1,265,000     AA-      North Central, TX Health Facility Development Corp. Revenue,
                               Baylor Health Care Systems, Series B, 6.400% due 5/15/08 ..       1,314,019
                           Northgate Crossing, TX Municipal Utility:
    1,000,000     CCC++        District No. 1, GO, 8.875% due 12/1/13 ....................         963,750
    1,000,000     CCC++        District No. 2, Special Tax Revenue, 8.875% due 12/1/13 ...         967,500
                           Sam Rayburn, TX Municipal Power Agency:
                               Series A:
    2,645,000     BB             6.750% due 10/1/14 ......................................       2,598,712
    1,500,000     BB             6.250% due 10/1/17 ......................................       1,436,250
    1,165,000     BB           Series B, 6.125% due 10/1/13 ..............................       1,115,488
                                                                                             -------------
                                                                                                13,739,157
                                                                                             -------------
Utah -- 2.1%
    1,705,000     NR       Hurricane, UT Health Facilities Development Revenue,
                               (Mission Health Services Project), 10.500% due 7/1/20 .....       1,762,953
    2,000,000     NR       Utah State HFA Revenue, (RHA Community Services
                               of Utah Inc. Project), Series A, 6.875% due 7/1/27 ........       1,890,000
                                                                                             -------------
                                                                                                 3,652,953
                                                                                             -------------
Virginia -- 2.0%
      600,000     NR       Alexandria, VA Redevelopment & Housing Authority,
                               Multi-Family Housing Revenue, (Parkwood Court
                               Apartments Project), Series C, 8.125% due 4/1/30 ..........         601,500
    1,000,000     NR       Fairfax County, VA EDA Revenue, Retirement Community,
                               Greenspring Village Inc., Series A, 7.500% due 10/1/29 ....         957,500
   23,400,000     BBB-     Pocahontas Parkway Association, VA Toll Road Revenue,
                               Series B, zero coupon bond to yield 7.438% due 8/15/34 ....       2,018,250
                                                                                             -------------
                                                                                                 3,577,250
                                                                                             -------------
West Virginia -- 0.6%
    1,000,000     NR       West Virginia Economic Development Authority Revenue,
                               (Stonewall Jackson Project), Series B, 8.000% due 4/1/30 ..         966,250
                                                                                             -------------

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
                                                                  April 30, 2000
================================================================================

 Face
Amount          Rating(a)                     Security                                           Value
==========================================================================================================
Wisconsin -- 1.4%
                           Wisconsin State Health & Educational Facilities
                               Authority Revenue:
  $ 1,060,000     BBB+           Aurora Health Care Inc., Series A, 5.600% due 2/15/29 ...   $     842,700
    1,770,000     NR             Benchmark Healthcare of Green Bay Inc. Project,
                                   Series A, 7.750% due 5/1/27 ...........................       1,635,037
                                                                                             -------------
                                                                                                 2,477,737
                                                                                             -------------
                           TOTAL INVESTMENTS -- 100%
                           (Cost -- $183,615,977**)                                          $ 175,314,657
                                                                                             =============

----------
(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service, Inc., or those identified by a double dagger (++) which are rated by Fitch IBCA, Inc.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Residual interest bonds-coupon varies inversely with level of short-term tax-exempt interest rates.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 16 through 18 for definitions of ratings and certain security descriptions.

                                  Summary of Municipal Bonds by Combined Ratings
                                                      April 30, 2000 (unaudited)
================================================================================

--------------------------------------------------------------------------------
                                        Standard &            Percent of
           Moody's         and/or         Poor's           Total Investments
--------------------------------------------------------------------------------
             Aaa                           AAA                     3.2%
             Aa                            AA                      1.9
              A                             A                      5.6
             Baa                           BBB                    15.9
             Ba                            BB                     13.7
              B                             B                      3.9
             Caa                           CCC                     1.4*
             Ca                            CC                      0.6
             NR                            NR                     53.8
                                                                 -----
                                                                 100.0%
                                                                 =====

--------------------------------------------------------------------------------
*     1.1% was rated by Fitch IBCA, Inc.

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                                        Bond Ratings (unaudited)
================================================================================

The definitions of the applicable ratings symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA         --    Bonds rated "AAA" have the highest rating assigned by Standard
                  & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA          --    Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A           --    Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB         --    Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B       --    Bonds rated "BB" and "B" are regarded, on balance, as
CCC and CC        predominantly speculative and with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa         --    Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa          --    Bonds rated "Aa" are judged to be of high quality by all
                  standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A           --    Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                            Bond Ratings (unaudited) (continued)
================================================================================

Baa         --    Bonds rated "Baa" are considered as medium grade obligations,
                  i.e., they are neither highly protected nor poorly secured.
                  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba          --    Bonds rated "Ba" are judged to have speculative elements;
                  their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B           --    Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over many long period of time may be small.

Fitch IBCA, Inc. ("Fitch") -- Rating may be modified by the addition of a plus (+) sign or minus (-) to show relative standings with the major ratings categories.

BBB         --    Bonds rated "BBB" by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

CCC, CC, C  --    Default on bonds rated "CCC", "CC", and "C" by Fitch is a real possibility. The capacity to meet financial commitments depends solely on a sustained, favorable business and economic environment. Default of some kind on bonds rated "CC" appears probable, a "C" rating indicates imminent default.

NR          --    Indicates that the bond is not rated by Standard & Poor's,
                  Moody's or Fitch.

                                             Short-Term Bond Ratings (unaudited)
================================================================================

A-1         --    Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1      --    Moody's highest rating for issues having a demand feature --
                  VRDO.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                                        Bond Ratings (unaudited)
================================================================================

ABAG          --   Association of Bay Area Governments
AIG           --   American International Guaranty
AMBAC         --   American Municipal Bond Assurance Corporation
BAN           --   Bond Anticipation Notes
BIG           --   Bond Investors Guaranty
CGIC          --   Capital Guaranty Insurance Company
CHFCLI        --   California Health Facility Construction Loan Insurance
CONNIE LEE    --   College Construction Loan Insurance Association
COP           --   Certificate of Participation
EDA           --   Economic Development Authority
ETM           --   Escrowed to Maturity
FGIC          --   Financial Guaranty Insurance Company
FHA           --   Federal Housing Administration
FHLMC         --   Federal Home Loan Mortgage Corporation
FLAIRS        --   Floating Adjustable Interest Rate Securities
FNMA          --   Federal National Mortgage Association
FRTC          --   Floating Rate Trust Certificates
FSA           --   Financing Security Assurance
GIC           --   Guaranteed Investment Contract
GNMA          --   Government National Mortgage Association
GO            --   General Obligation
HDC           --   Housing Development Corporation
HFA           --   Housing Finance Authority
IDA           --   Industrial Development Authority
IDB           --   Industrial Development Board
IDR           --   Industrial Development Revenue
INFLOS        --   Inverse Floaters
ISD           --   Independent School District
LOC           --   Letter of Credit
MBIA          --   Municipal Bond Investors Assurance Corporation
MVRICS        --   Municipal Variable Rate Inverse Coupon Security
PCR           --   Pollution Control Revenue
PSFG          --   Permanent School Fund Guaranty
RAN           --   Revenue Anticipation Notes
RIBS          --   Residual Interest Bonds
RITES         --   Residual Interest Tax-Exempt Securities
SYCC          --   Structured Yield Curve Certificate
TAN           --   Tax Anticipation Notes
TECP          --   Tax-Exempt Commercial Paper
TOB           --   Tender Option Bonds
TRAN          --   Tax and Revenue Anticipation Notes
VA            --   Veterans Administration
VRWE          --   Variable Rate Wednesday Demand

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Statement of Assets and Liabilities (unaudited)
                                                                  April 30, 2000
================================================================================

ASSETS:
   Investments, at value (Cost -- $183,615,977) ..............    $ 175,314,657
   Interest receivable .......................................        4,019,003
                                                                  -------------
   Total Assets ..............................................      179,333,660
                                                                  -------------

LIABILITIES:
   Dividends payable .........................................          247,297
   Payable to bank ...........................................          234,333
   Investment advisory fees payable ..........................           57,462
   Administration fees payable ...............................           28,471
   Accrued expenses ..........................................           87,450
                                                                  -------------
   Total Liabilities .........................................          655,013
                                                                  -------------
Total Net Assets .............................................    $ 178,678,647
                                                                  =============

NET ASSETS:
   Par value of capital shares ...............................    $     204,551
   Capital paid in excess of par value .......................      189,974,124
   Overdistributed net investment income .....................         (139,526)
   Accumulated net realized loss from security transactions ..       (3,059,182)
   Net unrealized depreciation of investments ................       (8,301,320)
                                                                  -------------
Total Net Assets .............................................    $ 178,678,647
                                                                  =============
Shares Outstanding ...........................................       20,455,083
                                                                  -------------
Net Asset Value ..............................................    $        8.74
                                                                  -------------

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                             Statement of Operations (unaudited)
                                         For the Six Months Ended April 30, 2000
================================================================================

INVESTMENT INCOME:
   Interest ..................................................     $  6,626,846
                                                                   ------------

EXPENSES:
   Investment advisory fees (Note 3) .........................          359,534
   Administration fees (Note 3) ..............................          179,767
   Audit and legal ...........................................           32,790
   Directors' fees ...........................................           18,329
   Registration fees .........................................           12,279
   Shareholder and system servicing fees .....................            8,343
   Pricing service fees ......................................            6,408
   Shareholder communications ................................            5,314
   Custody ...................................................            4,494
   Other .....................................................            7,691
                                                                   ------------
   Total Expenses ............................................          634,949
                                                                   ------------
Net Investment Income ........................................        5,991,897
                                                                   ------------

REALIZED AND UNREALIZED GAIN(LOSS)
ON INVESTMENTS (NOTE 4):
   Realized Loss From Security Transactions
   (excluding short-term securities):
     Proceeds from sales .....................................       31,710,016
     Cost of securities sold .................................       31,909,717
                                                                   ------------
   Net Realized Loss .........................................         (199,701)
                                                                   ------------

   Change in Net Unrealized Depreciation of Investments:
     Beginning of period .....................................       (3,055,104)
     End of period ...........................................       (8,301,320)
                                                                   ------------
   Increase in Net Unrealized Depreciation ...................       (5,246,216)
                                                                   ------------
Net Loss on Investments ......................................       (5,445,917)
                                                                   ------------
Increase in Net Assets From Operations .......................     $    545,980
                                                                   ============

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                             Statements of Changes in Net Assets
                             For the Six Months Ended April 30, 2000 (unaudited)
                                             and the Year Ended October 31, 1999
================================================================================

                                                             2000            1999
                                                            ------          ------
OPERATIONS:
   Net investment income ..........................   $   5,991,897    $  11,804,409
   Net realized loss ..............................        (199,701)        (834,124)
   Increase in net unrealized depreciation ........      (5,246,216)     (14,779,115)
                                                      -------------    -------------
   Increase (Decrease) in Net Assets
     From Operations ..............................         545,980       (3,808,830)
                                                      -------------    -------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 2):
   Net investment income ..........................      (5,952,435)     (11,918,813)
                                                      -------------    -------------
   Decrease in Net Assets From
     Distributions to Shareholders ................      (5,952,435)     (11,918,813)
                                                      -------------    -------------

FUND SHARE TRANSACTIONS (NOTE 6):
   Net asset value of shares issued for
     reinvestment of dividends ....................              --        1,868,671
                                                      -------------    -------------
   Increase in Net Assets From
     Fund Share Transactions ......................              --        1,868,671
                                                      -------------    -------------
Decrease in Net Assets ............................      (5,406,455)     (13,858,972)

NET ASSETS:
   Beginning of period ............................     184,085,102      197,944,074
                                                      -------------    -------------
   End of period* .................................   $ 178,678,647    $ 184,085,102
                                                      =============    =============

* Includes overdistributed net investment
  income of .......................................   $    (139,526)   $    (178,988)
                                                      =============    =============

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                       Notes to Financial Statements (unaudited)
================================================================================

      1.    Significant Accounting Policies

      Municipal High Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and asked prices provided by an independent pricing service; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(d)Egains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net realized gains and net assets were not affected by this change; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      2.    Exempt-Interest Dividends and Other Distributions

      The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax, to retain such tax-exempt status when distributed to the shareholders of the Fund.

      Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

      3. Investment Advisory Agreement, Administration Agreement and Other Transactions

      SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment adviser to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.40% of the average daily net assets. SSBC also acts as the administrator of the Fund for which it receives a fee

[CLIP ART]                                       Municipal High Income Fund Inc.
                           Notes to Financial Statements (unaudited) (continued)
================================================================================

calculated at an annual rate of 0.20% of the average daily net assets. These fees are calculated daily and paid monthly.

      All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

      4.    Investments

      During the six months ended April 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases .........................................................  $37,281,215
                                                                     ===========
Sales .............................................................  $31,710,016
                                                                     ===========

      At April 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation ..........................           $  3,238,055
Gross unrealized depreciation ..........................            (11,539,375)
                                                                   ------------
Net unrealized depreciation ............................           $ (8,301,320)
                                                                   ============

      5.    Capital Loss Carryforwards

      At October 31, 1999, the Fund had, for Federal income tax purposes, approximately $2,858,500 of capital loss carryforwards available to offset future capital gains. To the extent that these capital loss carryforwards are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on October 31 of the year indicated:

                            2002       2003       2004        2005        2007
================================================================================
Carryforward Amounts    $1,197,000   $270,000   $205,000    $400,000    $786,500
================================================================================

      6.    Capital Shares

      At April 30, 2000, the Fund had 500,000,000 shares of capital stock authorized with a par value of $0.01 per share.

      Capital stock transactions during the period were as follows:

                                     Six Months Ended          Year Ended
                                       April 30, 2000        October 31, 1999
                                    -------------------    --------------------
                                    Shares      Amount     Shares      Amount
                                    -------    --------    -------   ----------
Shares issued on reinvestment.....    --          --       196,443   $1,868,671
                                    ======     ========    =======   ==========

[CLIP ART]                                       Municipal High Income Fund Inc.
                                                            Financial Highlights
================================================================================

For a share of capital stock outstanding throughout each year ended October 31, except where noted:

                                       2000(1)             1999             1998             1997           1996           1995
                                    ------------       ------------     ------------     ------------   ------------   ------------
Net Asset Value,
      Beginning of Period .......   $       9.00       $       9.77     $       9.76     $       9.53   $       9.51   $       8.98
                                    ------------       ------------     ------------     ------------   ------------   ------------

Income (Loss) From Operations:
      Net investment income .....           0.29               0.58             0.60             0.61           0.63           0.64
      Net realized and
        unrealized gain (loss) ..          (0.26)             (0.76)            0.03             0.24             --           0.54
                                    ------------       ------------     ------------     ------------   ------------   ------------
Total Income (Loss)
      From Operations ...........           0.03              (0.18)            0.63             0.85           0.63           1.18
                                    ------------       ------------     ------------     ------------   ------------   ------------

Less Distributions From:
      Net investment income .....          (0.29)             (0.59)           (0.61)           (0.62)         (0.61)         (0.65)
      In excess of net
        investment income .......             --                 --            (0.01)              --             --             --
                                    ------------       ------------     ------------     ------------   ------------   ------------

Total Distributions .............          (0.29)             (0.59)           (0.62)           (0.62)         (0.61)         (0.65)
                                    ------------       ------------     ------------     ------------   ------------   ------------
Net Asset Value,
      End of Period .............   $       8.74       $       9.00     $       9.77     $       9.76   $       9.53   $       9.51
                                    ------------       ------------     ------------     ------------   ------------   ------------
Total Return,
      Based on Market Value .....          (0.18)%++         (15.76)%           9.34%           17.22%         10.22%         14.17%
                                    ------------       ------------     ------------     ------------   ------------   ------------

Total Return,
      Based on Net Asset Value ..           0.87%++           (1.79)%           6.75%            9.41%          7.39%         14.00%
                                    ------------       ------------     ------------     ------------   ------------   ------------

Net Assets,
      End of Period (000s) ......   $    178,679       $    184,085     $    197,944     $    194,133   $    187,303   $    187,048
                                    ============       ============     ============     ============   ============   ============
Ratios to Average Net Assets:
      Expenses ..................           0.71%+             0.73%            0.74%            0.74%          0.77%          0.84%
      Net investment income .....           6.67+              6.08             6.07             6.38           6.65           6.87

Portfolio Turnover Rate .........             18%                27%              57%              35%            17%            18%

Market Value, End of Period .....   $      7.688       $      8.000     $     10.125     $      9.875   $      9.000   $      9.000

--------------
(1)   For the six months ended April 30, 2000 (unaudited).
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

[CLIP ART]                                       Municipal High Income Fund Inc.
                            Financial Data Per Share of Common Stock (unaudited)
================================================================================

                                                                      Dividend
  Record        Payable         NYSE         Net Asset   Dividend   Reinvestment
   Date          Date      Closing Price*     Value*       Paid         Price
  ------        -------    --------------     ------     --------      -------
  11/24/97      11/28/97        $ 9.938        $9.76       $0.0520       $9.56
  12/22/97      12/26/97         10.000         9.83        0.0520        9.63
   1/27/98       1/30/98         10.125         9.85        0.0520        9.65
   2/24/98       2/27/98         10.063         9.86        0.0520        9.66
   3/24/98       3/27/98          9.813         9.83        0.0520        9.63
   4/21/98       4/24/98          9.563         9.80        0.0520        9.58
   5/26/98       5/29/98          9.375         9.80        0.0520        9.52
   6/23/98       6/26/98          9.750         9.83        0.0510        9.63
   7/28/98       7/31/98          9.750         9.80        0.0510        9.60
   8/25/98       8/28/98          9.875         9.81        0.0510        9.61
   9/22/98       9/25/98          9.813         9.83        0.0510        9.63
  10/27/98      10/30/98         10.000         9.76        0.0510        9.57
  11/23/98      11/27/98         10.188         9.72        0.0510        9.68
  12/21/98      12/24/98         10.000         9.71        0.0485        9.52
   1/26/99       1/29/99          9.625         9.73        0.0485        9.53
   2/23/99       2/26/99          9.625         9.71        0.0485        9.52
   3/23/99       3/26/99          9.750         9.67        0.0485        9.48
   4/27/99       4/30/99          9.563         9.64        0.0485        9.45
   5/25/99       5/28/99          9.250         9.58        0.0485        9.35
   6/22/99       6/25/99          9.000         9.46        0.0485        9.08
   7/27/99       7/30/99          8.938         9.46        0.0485        8.84
   8/24/99       8/27/99          8.562         9.27        0.0485        8.79
   9/21/99       9/24/99          8.375         9.22        0.0485        8.37
  10/26/99      10/29/99          7.625         9.00        0.0485        7.98
  11/22/99      11/26/99          7.938         9.03        0.0485        7.74
  12/27/99      12/30/99          7.313         8.86        0.0485        7.38
   1/25/00       1/28/00          7.750         8.70        0.0485        7.84
   2/22/00       2/25/00          7.813         8.65        0.0485        7.66
   3/28/00       3/31/00          7.438         8.80        0.0485        7.58
   4/25/00       4/28/00          7.625         8.76        0.0485        7.62

-------
*     As of record date.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                     Quarterly Results of Operations (unaudited)
================================================================================

                                                                              Net Increase
                                          Net              Net Realized        (Decrease)
                 Investment            Investment         and Unrealized      in Net Assets
                   Income                Income             Gain (Loss)      From Operations
              -----------------    -----------------    -----------------    ----------------
    Quarter               Per                  Per                  Per                 Per
     Ended     Total     Share      Total     Share      Total     Share      Total    Share
   --------   -------   -------    -------   -------    -------   -------    -------  -------
    1/31/98 $3,350,456   $0.17    $2,981,194  $0.15   $2,552,783   $0.13   $5,533,977   $0.28
    4/30/98  3,347,620    0.17     2,986,264   0.15   (1,600,055)  (0.08)   1,386,209    0.07
    7/31/98  3,383,910    0.17     3,016,338   0.15      186,317    0.01    3,202,655    0.16
   10/31/98  3,350,658    0.17     2,991,461   0.15     (477,395)  (0.02)   2,514,066    0.12
    1/31/99  3,334,071    0.16     2,963,369   0.15     (585,286)  (0.03)   2,378,083    0.12
    4/30/99  3,361,488    0.16     2,990,635   0.15   (2,036,950)  (0.10)     953,685    0.05
    7/31/99  3,265,290    0.16     2,898,717   0.14   (4,105,413)  (0.20)  (1,206,696)  (0.06)
   10/31/99  3,269,246    0.16     2,951,688   0.14   (8,885,590)  (0.43)  (5,933,902)  (0.29)
    1/31/00  3,388,350    0.17     3,059,977   0.15   (7,328,329)  (0.35)  (4,268,352)  (0.20)
    4/30/00  3,238,496    0.16     2,931,920   0.14    1,882,412    0.09    4,814,332    0.23

[CLIP ART]                                       Municipal High Income Fund Inc.
                                          Dividend Reinvestment Plan (unaudited)
================================================================================

      The Fund's policy, which may be changed by the Fund's Board of Directors, is generally to make monthly distributions of substantially all its net investment income (i.e., income other than net realized capital gains) to the holders of the Fund's common stock. From time to time, when the Fund makes a substantial capital gains distribution, it may do so in lieu of paying its regular monthly dividend, net income of the Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Net realized capital gains, if any, will be distributed to the shareholders at least once a year.

      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose common stock is registered in his or her own name will have all distributions reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC, as dividend-paying agent.

      The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the common stock is equal to or exceeds 98% of net asset value ("NAV") per share on the determination date (generally, the record date for the distribution), participants will be issued shares of common stock valued at the greater of (1) 98% of the NAV or (2) 95% of the market price. To the extent that the Fund issues shares to participants in the Plan at a discount to NAV, the interests of remaining shareholders (i.e., those who do not participate in the Plan) in the Fund's net assets will be proportionately diluted.

      If 98% of the NAV per share of the common stock at the time of valuation (which is the close of business on the determination date) exceeds the market price of common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If, following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds 98% of what the NAV per share of the common stock was at the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to the greater of (1) 98% of the NAV per share as of the valuation time, or (2) 95% of the then current market price. In this case, the number of shares of common stock received by a Plan participant will be based on the

[CLIP ART]                                       Municipal High Income Fund Inc.
                              Dividend Reinvestment Plan (unaudited) (continued)
================================================================================

weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share price paid by PFPC may exceed 98% of the NAV per share of the common stock. PFPC will begin to purchase common stock on the open market as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the Federal securities laws.

      PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. common stock in the account of each Plan participant will be held by PFPC an uncertificated form in the name of the Plan participant.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges shall apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a pro-rata share of brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC or the Fund on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

                           -------------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market. As of April 30, 2000, the Fund has not repurchased any shares.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                                          Management of the Fund
================================================================================

Directors

Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Charles F. Barber, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President and
Investment Officer

Michael J. Maher
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Adviser and Administrator

SSB Citi Fund Management LLC
388 Greenwich Street
New York, New York 10013

Transfer Agent

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

Custodian

PFPC Trust Company
17th and Chestnut Street
Philadelphia, Pennsylvania 19103

                                [GRAPHIC OMITTED]

                                   [CLIP ART]

This report is intended only for shareholders of Municipal High Income Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                         Municipal High Income Fund Inc.
                              388 Greenwich Street
                               New York, NY 10013
                                 (212) 723-9218

                                  FD01139 6/00